UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 30, 2011

Oil-Dri Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue Suite 400 Chicago, Illinois	60611-4213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 321-1515

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(c)           On November 30, 2011, Oil-Dri Corporation of America (the “Registrant”) received a letter from NYSE Regulation (the “NYSE Letter”) indicating that the New York Stock Exchange (the “Exchange”) had concluded that the Registrant had failed to comply with NYSE Listed Company Manual Sections 204.21 and 401.02 with respect to providing the Exchange with at least ten days prior notice of the October 18, 2011 record date for its upcoming 2011 Annual Meeting of Stockholders. The NYSE Letter states that it constitutes a public reprimand from the Exchange to the Registrant pursuant to Listed Company Manual Section 303A.13. A brief summary of the NYSE Letter is set forth below. The following summary is qualified in its entirety by reference to the full and complete NYSE Letter, that is attached as Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

According to the NYSE Letter, the Exchange understands and acknowledges that the Registrant has set a record date of October 18, 2011 for its 2011 Annual Meeting of Stockholders to be held on December 13, 2011. However, due to the Exchange having no record of its receiving a copy of the Registrant’s September 29, 2011 press release regarding the annual meeting and record date at least ten days prior to the record date (the Exchange noted that the Registrant asserted it had sent an e-mail copy of its press release of September 29, 2011 announcing the record date and the meeting date, and a letter on the same date regarding the annual meeting date) and not being able to confirm receipt of either, the Exchange concluded that the requisite prior notice to the Exchange was not provided. The NYSE Letter expressly sets forth the following reasons for the Exchange’s determination that suspending trading or delisting the Registrant’s securities is not warranted here: (1) the information available to the Exchange indicates that the Registrant appears to have made good faith efforts to comply with Listed Company Manual Sections 204.21 and 401.02 notice requirements and any failure not to comply was unintentional; (2) the Registrant disclosed the date of the annual meeting and the related record date in a press release issued on September 29, 2011, and in a Form 8-K filed with the Securities and Exchange Commission on the same date; and (3) the Registrant has not fallen below the financial and other continued listing standards provided in Chapter 8 of the Listed Company Manual or failed to comply with the audit committee standards set out in Section 301A.06.

The Registrant respectfully disagrees with the Exchange’s conclusion that its actions were insufficient to comply with the requisite notice requirement. The Registrant also confirms October 18, 2011 as record date for its upcoming meeting of stockholders to be held on December 13, 2011.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description of Exhibits

99.1	Letter to Oil-Dri Corporation of America, dated November 30, 2011 from NYSE Regulation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA By: /s/Douglas A. Graham Douglas A. Graham Vice President and General Counsel

Date:  November 30, 2011

Exhibit Index

Exhibit
Number	Description of Exhibits

99.1	Letter to Oil-Dri Corporation of America, dated November 30, 2011 from NYSE Regulation